UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2013

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SPRINT NEXTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Kansas	1-04721	48-0457967
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (800) 829-0965

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2013, Sprint Nextel Corporation (the “Company”) entered into a new $2.8 billion unsecured revolving credit facility with JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, CitiBank, N.A., as syndication agent, and the lenders named therein (the “Credit Facility”). The Credit Facility expires in February 2018 and replaces the Company's $2.2 billion revolving credit facility that was due to expire in October 2013. The Credit Facility will provide supplemental liquidity for general corporate purposes and will be used to support the letter of credit required by the Federal Communications Commission's Report and Order to reconfigure the 800 MHz band.

The Credit Facility requires that the ratio (“Leverage Ratio”) of total indebtedness to trailing four quarters earnings before interest, taxes, depreciation and amortization and other non-recurring items, as defined in the Credit Facility (adjusted EBITDA), not exceed 6.25 to 1.0 through June 30, 2014. Subsequent to June 30, 2014, the maximum allowed Leverage Ratio declines on a scheduled basis, as set forth in the Credit Facility, until the ratio becomes fixed at 4.0 to 1.0 for the fiscal quarter ended December 31, 2016 and each fiscal quarter ending thereafter. Equipment net subsidy is no longer included in the calculation of adjusted EBITDA under the Credit Facility.

The Credit Facility provides an exception to the definition of “Change of Control” as defined therein for transactions involving one or more “Permitted Holders,” which is defined in the Credit Facility to include SOFTBANK CORP. and its affiliates.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Credit Facility, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this report:

Exhibit No.    Description

10.1
Credit Agreement, dated as of February 28, 2013, by and between Sprint Nextel Corporation, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, CitiBank, N.A., as Syndication Agent, and the lenders named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: March 5, 2013	By:	/s/ Timothy P. O'Grady
Timothy P. O'Grady
Assistant Secretary

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